ANNUAL REPORT   OCTOBER 31, 2000

Prudential
U.S. Emerging Growth Fund, Inc.

Fund Type Stock
Objective Long-term capital appreciation

(GRAPHIC)

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

(LOGO)

Build on the Rock

Investment Goals and Style
The Prudential U.S. Emerging Growth Fund provides an opportunity for long-term capital appreciation by investing primarily in stocks of small and medium-size U.S. companies with the potential for above-average growth. Stocks of small and medium-size companies--those with capitalizations that are less than the largest market capitalization of the S&P 400 Mid-Cap Index as of the end of a calendar quarter, measured at the time of purchase--may offer greater growth potential than those of larger companies, but also may fluctuate more in price from day to day. There can be no assurance that the Fund will achieve its investment objective.

Portfolio Composition
Sectors expressed as a percentage of
net assets as of 10/31/00
    49.0%   Technology
    28.7    Consumer Growth
     5.3    Utility
     4.8    Industrial
     5.4    Finance
     0.5    Consumer Cyclical
     6.3    Cash & Equivalents

Ten Largest Holdings
Expressed as a percentage of
net assets as of 10/31/00
    3.0%   TMP Worldwide, Inc.
           Advertising
    2.9    Vitesse Semiconductor Corp.
           Semiconductors
    2.8    LSI Logic Corp.
           Electronic Components
    2.8    Gemstar -- TV Guide
           International, Inc.
           Media
    2.7    CSG Systems International, Inc.
           Data Processing/Reproduction
    2.5    American Tower Corp.
           Cellular Communications
    2.4    Watson Pharmaceuticals, Inc.
           Pharmaceuticals
    2.3    Fiserv, Inc.
           Data Processing/Reproduction
    2.2    Retek Inc.
           Internet Software
    2.2    Sanmina Corp.
           Electronic Components

Holdings are subject to change.

www.prudential.com  (800) 225-1852

Performance at a Glance

Cumulative Total Returns1                 As of 10/31/00
                       One       Since
                       Year    Inception2
Class A               44.52%    189.35%
Class B               43.52     180.89
Class C               43.52     180.89
Class Z               44.95     191.99
Lipper Mid-Cap
Growth Fund. Avg.3    37.80     131.21


Average Annual Total Returns1                   As of 10/31/00
            One       Since
            Year    Inception2
Class A    37.30%     30.19%
Class B    38.52      30.68
Class C    41.09      30.58
Class Z    44.95      32.25

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

 1Source: Prudential Investments Fund Management
LLC and Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months.
Class Z shares are not subject to a sales charge or distribution and service
(12b-1) fees.

 2Inception date: Class A, B, C, and Z, 12/31/96.

 3Lipper average returns are for all funds in each share class for the one-year and since-inception periods in the Mid-Cap Growth Fund category. The
Lipper average is unmanaged. Mid-Cap Growth funds invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 300% of the dollar-weighted median market capitalization of the S&P(R) Mid-Cap 400 Index. Mid-Cap Growth funds normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index. These funds will normally have an above-average price/earnings ratio, price-to-book ratio, and three-year earnings growth figure.

"Standard & Poor's(R)" and "S&P(R)" are registered trademarks of The McGraw-Hill Companies, Inc.

(LOGO)                               December 15, 2000

Dear Shareholder,
Over the 12 months ended October 31, 2000, the
Prudential U.S. Emerging Growth Fund generated an excellent return despite periods of strongly unfavorable markets. The high-growth stocks in which it invests reached extraordinary levels of volatility. First, they pushed average growth-stock prices to levels that were generally believed to be unsustainable. During this rise, the Fund had more than its share of the advances, substantially outperforming the S&P Mid-Cap 400 Index. However, it also gave up a substantial amount when these stocks corrected their overvaluation.

The Fund's return was volatile, but over the full
12 months, its Class A shares returned 44.52%--
37.30% to those paying the maximum one-time Class A share sales charge--outperforming both the unmanaged
38.67% Russell Index and the 37.80% Lipper Mid-cap
Growth Fund Average of comparable mutual fund returns. The largest contribution to the Fund's return came from its technology holdings, a dominant component of the Index. However, most of the Fund's outperformance of the Index came from the very high average return on its selection of healthcare stocks.

Mid-cap growth stocks performed well over this period--much better than large-cap growth stocks, and mid- and large-cap value stocks. However, the turbulence among market sectors and investing styles was a good reminder of why we recommend that investors, and particularly investors with a low tolerance for short-term instability of their asset values, diversify their equity holdings. We also remind you that stock investors should have a time horizon of several years. Volatility in stock prices is normal, although not to the extent we saw over the past 12 months.

Sincerely,

David R. Odenath, Jr., President
Prudential U.S. Emerging Growth Fund, Inc.

Prudential U.S. Emerging Growth Fund, Inc.
Annual Report    October 31, 2000

How to price a growth stock
The return on a share consists of any dividends it pays, plus any change in its market price--the capital appreciation. Ultimately, both of these contributions depend upon the company's earnings.
The price of a share can be viewed as its price/earnings ratio times its earnings. Investors are willing to pay more per dollar of earnings (a higher price/earnings multiple) for companies that they expect to have higher or more dependable future profits than average. Expectations of greater earnings growth will justify a higher price/earnings multiple--a high valuation.

Investment Adviser's Report

The investment environment
Since its inception on December 31, 1996, the Prudential U.S. Emerging Growth Fund has posted an average annual return of 30.19% (including sales charges) for Class A shares. However, it is important to remember that it selects from a very volatile group of stocks. As of the end of September 2000, technology stocks made up 43.8% of the Russell Midcap Growth Index. In almost every year of the past decade, technology stocks have had a very large drop in price, but then have come back to post a substantially positive return. The year
2000 included a much larger decline than most; by the end of the Fund's reporting period, we had not seen a full recovery, although there has been erratic improvement since the market hit bottom in May.

We believe that many technology industries have hit a product transition phase simultaneously. For example, hand-held information devices are integrating wireless communication abilities on the one hand and becoming alternatives to laptop personal computers on the other. As these three industries, which had been on separate growth trajectories, begin to compete, their future growth is more uncertain. We also are in a period of reconsideration about how companies can profit from Internet technologies. Many business models have been tried; few have shown consistent earnings. We are confident that the Internet will transform the global economy, but only

Prudential U.S. Emerging Growth Fund, Inc.
Holdings expressed as a percentage of the Fund's net assets

Comments on Largest Holdings  As of 10/31/00

3.0%    TMP Worldwide, Inc./Advertising
TMP is a personnel company that is revolutionizing the recruiting business with its "Monsterboard"
Internet site, where job seekers can post their resumes and connect to hiring companies without an intermediary. Monster.com is one of the few profitable Internet businesses. TMP's stock rose
242% from the beginning of November 1999 to its March 10 peak before dropping sharply. We sold it and bought it again, at a somewhat lower price. It was among the larger contributors to our return.

2.9%    Vitesse Semiconductor Corp./Semiconductors
Vitesse makes high-bandwidth digital communications chips used by companies such as Lucent and Schlumberger to manage complex, high-speed, low energy-consumption information processing. It is a pioneer in the mass production of chips based on gallium arsenide. Analysts estimate a 39% growth rate over the next five years. We think its earnings multiple was depressed by fear of a slowdown of its telecommunications customers, and so may expand.

2.8%     LSI Logic Corp./Electronic Components
LSI makes application-specific integrated circuits that include microprocessor and memory on a single chip. Its communications chips are used in high-end consumer electronics devices, such as the Sony
Playstation, as well as in Sun Microsystems workstations and network servers. It is priced at about 20 times 2000 earnings, a multiple that is below its estimated growth rate.

2.8%    Gemstar--TV Guide International, Inc./Media
Both Gemstar and TV Guide were long-term holdings for us, and we had a substantial gain on both, boosted by investors' enthusiasm for their merger.
Gemstar's patented electronic program guide, plus
TV Guide's content, created a highly trafficked Web site as well as potential for smart Internet-linked entertainment devices. Gemstar's electronic book technology also has promise. The companies separately had consistent earnings growth.

2.7%    CSG Systems International, Inc./Data
Processing/Reproduction
CSG provides back-office services--customer care, billing, information processing--for cable service companies. Another very consistent growth story.

Holdings are subject to change.

www.prudential.com   (800) 225-1852
Annual Report    October 31, 2000

after a period of trial and error. This has been the historical pattern for transformational technologies.

These factors, together with the exceptionally high valuations (see box) on these stocks after the bull market that began our fiscal year, set the stage for a large fall with no rebound. We think our investment style is particularly appropriate for navigating such turmoil. We spread our investments among different industries, we favor companies that already have demonstrated that they can earn money, and we monitor the market price of our holdings vigilantly. We often trade into positions when we think a stock's price has become especially attractive, or out of them when it has gotten somewhat "ahead of earnings."

A mid-cap advantage
Why have mid-cap growth stocks performed so well recently? As large-cap growth stocks reached very high valuations, investors began to look elsewhere.
We had always preferred smaller companies because they were younger, faster growing, and generally had lower valuations. However, they had been "flying below the radar screen" of many institutional investors because it is more difficult to search among a larger number of smaller firms. Smaller companies don't get as much attention from research analysts, or even from the press. As large-caps became less attractive, however, the incentive to look farther afield increased. When investment money began to be redeployed from large- to small-cap growth stocks, the impact was significant. As share prices began to rise, they attracted even more attention.
Consequently, this section of the market performed very well as large-cap growth stocks fell.

A minor strategic change
During the latter part of this fiscal year, the investment team for the Prudential U.S. Emerging
Growth Fund moved to Jennison Associates, a company of Prudential. The move improved our access to corporate officials and increased our analytical resources. As a result, we feel more comfortable

Prudential U.S. Emerging Growth Fund, Inc.
Annual Report    October 31, 2000

having a larger focus on our best investment ideas.
Moreover, a change approved by the Fund's Board on November 14, 2000, increased the maximum market capitalization of the companies in which we can invest. This permitted us to invest in more seasoned companies and to hold a company longer as it grows.
Consequently, whereas our largest positions in April were 2.0% of net assets or smaller, our largest holdings at period-end were 3.0% of net assets; the number of separate positions dropped from 135 at mid-period to 77. That said, we remain diversified among semiconductor, drug, computer software, data service, communications equipment, hospital management, and other industries.

Our core holdings performed well
A few companies have been long-time holdings for us. We may add to or sell from our positions as market prices fall behind or get ahead of their earnings growth, but we are comfortable with the long-term strategies of these firms, their managements, and the growth of their industries.
Several of these old favorites made substantial contributions to our return over this reporting period:

-- We added to our holdings of CIENA Corp., which makes telecommunications switches; shares more than doubled in price over the period, one of the largest contributions to the period's return.

-- CheckFree Corp. provides the technology underlying Internet bill-paying. This is a growing and profitable business. We took a substantial profit on our holdings after a steep climb early in the period, reducing our exposure to the stock's subsequent decline.

-- We have liked the contract manufacturers
Solectron Corp. and Jabil Circuit, Inc. who have
increased the efficiency of technology design
companies by allowing them to focus on their design
and sales strengths. Although contract
manufacturers have a less cyclical business than
their customers, their valuations are volatile, so
we shift our investments among
www.prudential.com     (800) 225-1852

the leading companies as they offer better value.
Solectron was among
the largest contributors to our return for the year, while Jabil began to contribute more in the second half of the period.

-- TV Guide and Gemstar were long-term holdings.
Their merger into Gemstar--TV Guide International added strength to strength (see Comments on Largest
Holdings) and also boosted our return because investors approved of the combination.

-- We also had a substantial gain on TMP Worldwide, Inc., an Internet-based recruiting company (see
Comments on Largest Holdings), and Internet Capital
Group, Inc., an Internet incubator firm. The latter begins new ventures and nurtures them, taking a capital position in them as well. Most of our gain on these two came early in the period.

-- Watson Pharmaceuticals, Inc. makes generic drugs, especially hard-to-make and niche products. The stocks of generic drug makers rose swiftly during the second and third quarters of 2000 when other growth stocks were in decline. During the year, we added Human Genome Sciences, Inc. and PE Corp-PE
Biosystems Group, both of which made even larger contributions to our return than Watson, with shares doubling and tripling over the period.

One of our long-term holdings was among the largest detractors from our return: Royal Caribbean Cruises
Ltd. has been growing very rapidly, but now the greater capacity in the cruise industry means its growth is likely to taper off. Royal Caribbean may no longer deserve a high growth-stock multiple; its stock fell sharply, and we sold it.

A new Internet winner
Investors generally have lost their infatuation with Internet businesses, but our holdings emphasized business enablers such as Network
Solutions, Inc., which registers Internet domain names and does network consulting.

Prudential U.S. Emerging Growth Fund, Inc.
Annual Report    October 31, 2000

We bought Network Solutions after it had lost its monopoly on name registration and its share price dropped. It was among our largest positions as the period began. Subsequently, Network Solutions regained a partial monopoly, its share price rose, and it was bought by Verisign, Inc. It was the largest single contributor to our return for the period.

Looking Ahead
Investors can no longer expect a good return just by buying a few market leaders. Performance is distributed more broadly, and that's good for mid-cap stocks and for stock pickers. We have always preferred to invest in companies whose management we know and trust. Our new Jennison resources strengthen our stock selection abilities. We don't expect the extraordinary returns of the bubble market of the past few years to recur because valuations generally have risen, and growth is slowing. Nonetheless, many companies have the potential for substantial earnings growth over a fairly long term. The return on their stocks should at least keep up with the pace of their earnings growth, and some are inexpensive enough to also offer the possibility of expansion of their earning multiples.

Prudential U.S. Emerging Growth Fund Management Team

       Prudential U.S. Emerging Growth Fund, Inc.
             Portfolio of Investments as of October 31, 2000

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  93.7%
Common Stocks  93.7%
-------------------------------------------------------------------------------------
Advertising  4.6%
     329,300   Interpublic Group of Companies, Inc.                   $   14,139,319
     375,100   TMP Worldwide, Inc.(a)                                     26,110,476
                                                                      --------------
                                                                          40,249,795
-------------------------------------------------------------------------------------
Biotechnology  4.9%
     124,200   Abgenix, Inc.(a)                                            9,796,275
     106,200   Aviron(a)                                                   6,942,825
      67,500   Ciphergen Biosystems, Inc.(a)                               2,092,500
      51,200   Human Genome Sciences, Inc.(a)                              4,525,600
     137,900   MedImmune, Inc.(a)                                          9,015,212
      75,900   Protein Design Labs, Inc.(a)                               10,252,430
                                                                      --------------
                                                                          42,624,842
-------------------------------------------------------------------------------------
Broadcasting  5.5%
     133,400   Cablevision Systems Corp.(a)                                9,938,300
     359,620   Gemstar-TV Guide International, Inc.(a)                    24,656,446
     660,500   USA Networks, Inc.(a)                                      13,375,125
                                                                      --------------
                                                                          47,969,871
-------------------------------------------------------------------------------------
Cellular Communications  3.3%
      80,600   Powertel, Inc.(a)                                           7,032,350
      50,300   VoiceStream Wireless Corp.(a)                               6,614,450
     321,500   Western Wireless Corp. (Class A)(a)                        15,271,250
                                                                      --------------
                                                                          28,918,050
-------------------------------------------------------------------------------------
Chemicals  1.2%
      23,800   Eden Bioscience Corp.(a)                                      901,425
     366,200   Monsanto Company(a)                                         9,338,100
                                                                      --------------
                                                                          10,239,525
-------------------------------------------------------------------------------------
Computer Software & Services  14.0%
     424,200   Cadence Design Systems, Inc.(a)                            10,896,637
     251,500   Commerce One, Inc.(a)                                      16,143,156

    See Notes to Financial Statements                                      9

       Prudential U.S. Emerging Growth Fund, Inc.
             Portfolio of Investments as of October 31, 2000 Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
     208,300   Digex, Inc.(a)                                         $    8,175,775
     173,100   Electronic Arts, Inc.(a)                                    8,655,000
     151,100   Exodus Communications, Inc.(a)                              5,071,294
     241,000   HNC Software, Inc.(a)                                       4,895,313
     208,700   Macromedia, Inc.(a)                                        16,082,944
     201,900   PeopleSoft, Inc.(a)                                         8,811,042
     487,967   Retek, Inc.(a)                                             19,244,199
     167,400   RSA Security, Inc.(a)                                       9,709,200
      54,800   SignalSoft Corp.(a)                                         1,558,375
      84,425   Verisign, Inc.                                             11,144,100
      90,800   Vignette Corp.(a)                                           2,706,975
                                                                      --------------
                                                                         123,094,010
-------------------------------------------------------------------------------------
Computer Hardware  0.6%
      65,400   Extreme Networks, Inc.                                      5,424,113
-------------------------------------------------------------------------------------
Data Processing/Reproduction  2.7%
     507,200   CSG Systems International, Inc.(a)                         23,553,100
-------------------------------------------------------------------------------------
Electric Utilities  1.0%
     204,900   Public Service Enterprise Group, Inc.                       8,503,350
-------------------------------------------------------------------------------------
Electrical Equipment  5.5%
     120,000   Celestica, Inc.(a)                                          8,625,000
     173,600   Harman International Industries, Inc.                       8,332,800
     166,000   Sanmina Corp.(a)                                           18,975,875
     283,100   Solectron Corp.(a)                                         12,456,400
                                                                      --------------
                                                                          48,390,075
-------------------------------------------------------------------------------------
Electronics  12.6%
     155,000   Altera Corp.(a)                                             6,345,313
     138,000   Analog Devices, Inc.(a)                                     8,970,000
     160,400   ASM Lithography Holding N.V.(a)                             4,461,125
      79,500   Lattice Semiconductor Corp.(a)                              2,320,406
     759,400   LSI Logic Corp.(a)                                         24,965,275
     271,000   Micrel, Inc.(a)                                            12,262,750

    10                                     See Notes to Financial Statements

       Prudential U.S. Emerging Growth Fund, Inc.
             Portfolio of Investments as of October 31, 2000 Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
     423,700   Microchip Technology, Inc.(a)                          $   13,399,512
     369,300   Vitesse Semiconductor Corp.(a)                             25,827,919
     166,300   Xilinx, Inc.(a)                                            12,046,356
                                                                      --------------
                                                                         110,598,656
-------------------------------------------------------------------------------------
Electronic Components & Instruments  5.5%
     212,900   Flextronics International Ltd.(a)                           8,090,200
     249,400   Jabil Circuit, Inc.(a)                                     14,231,388
     227,400   Linear Technology Corp.                                    14,681,512
     101,900   Newport Corp.                                              11,637,298
                                                                      --------------
                                                                          48,640,398
-------------------------------------------------------------------------------------
Financial Services  5.2%
     211,900   CheckFree Corp.(a)                                         10,542,025
     391,100   Fiserv, Inc.(a)                                            20,508,306
      62,000   Lehman Brothers Holdings, Inc.                              3,999,000
     233,200   Stilwell Financial, Inc.                                   10,450,275
                                                                      --------------
                                                                          45,499,606
-------------------------------------------------------------------------------------
Food/Drug Retail  1.0%
     120,700   Andrx Corp.(a)                                              8,690,400
-------------------------------------------------------------------------------------
Health Care  3.8%
     129,500   Dyax Corp.(a)                                               4,807,687
     689,300   HEALTHSOUTH Corp.(a)                                        8,271,600
     147,600   QLT PhotoTherapeutics, Inc.(a)                              7,340,794
     130,500   Quest Diagnostics, Inc.(a)                                 12,560,625
                                                                      --------------
                                                                          32,980,706
-------------------------------------------------------------------------------------
Medical Products & Services  2.2%
     131,300   Affymetrix Inc.(a)                                          7,270,738
      83,700   Laboratory Corporation of America Holdings(a)              11,289,037
      39,300   Syncor International Corp.(a)                               1,009,519
                                                                      --------------
                                                                          19,569,294

    See Notes to Financial Statements                                     11

       Prudential U.S. Emerging Growth Fund, Inc.
             Portfolio of Investments as of October 31, 2000 Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
Oil & Gas-Production/Pipeline  1.0%
     145,800   El Paso Energy Corp.                                   $    9,139,838
-------------------------------------------------------------------------------------
Pharmaceuticals  12.7%
     148,100   Allergan, Inc.                                             12,449,656
     191,100   Express Scripts, Inc. Class A(a)                           12,839,531
     295,200   Incyte Pharmaceuticals, Inc.(a)                            10,811,700
     364,400   Mylan Laboratories                                         10,203,200
     106,000   Millenium Pharmaceuticals, Inc.(a)                          7,691,625
     131,700   OSI Pharmaceuticals, Inc.                                   9,482,400
     162,000   Sepracor Inc.(a)                                           11,036,250
     272,200   Teva Pharmaceutical Industries Ltd. (Israel) (ADR)         16,093,825
     332,500   Watson Pharmaceuticals, Inc.(a)                            20,802,032
                                                                      --------------
                                                                         111,410,219
-------------------------------------------------------------------------------------
Real Estate Investment Trust  0.2%
      48,500   Boston Properties, Inc.                                     1,964,250
-------------------------------------------------------------------------------------
Retail/Specialty  0.5%
     100,700   Tiffany & Co.                                               4,298,631
-------------------------------------------------------------------------------------
Telecommunications  5.7%
     521,900   ADC Telecommunications, Inc.(a)                            11,155,613
     539,100   American Tower Corp.                                       22,069,406
     137,900   CIENA Corp.(a)                                             14,496,737
      99,000   Metromedia Fiber Network, Inc.                              1,881,000
                                                                      --------------
                                                                          49,602,756
                                                                      --------------
               Total long-term investments (cost $742,508,553)           821,361,485
                                                                      --------------

    12                                     See Notes to Financial Statements

       Prudential U.S. Emerging Growth Fund, Inc.
             Portfolio of Investments as of October 31, 2000 Cont'd.

Principal
Amount
(000)         Description                                            Value (Note 1)
-----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS  4.9%
Repurchase Agreement  4.9%
$    43,287   Joint Repurchase Agreement Account,
               6.55%, 11/1/00
               (cost $43,287,000; Note 5)                            $   43,287,000
                                                                     --------------
-----------------------------------------------------------------------------------
              Total Investments  98.6%
               (cost $785,795,553; Note 4)                              864,648,485
              Other assets in excess of liabilities  1.4%                11,848,276
                                                                     --------------
              Net Assets  100%                                       $  876,496,761
                                                                     --------------
                                                                     --------------

------------------------------
(a) Non-income producing security.
ADR--American Depository Receipt.
    See Notes to Financial Statements                                     13

       Prudential U.S. Emerging Growth Fund, Inc.
             Statement of Assets and Liabilities

                                                                  October 31, 2000
----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $785,795,553)                           $864,648,485
Cash                                                                   1,892,281
Receivable for investments sold                                       24,885,224
Receivable for Fund shares sold                                        4,083,033
Deferred expenses and other assets                                        34,387
Dividends and interest receivable                                         13,180
                                                                  ----------------
      Total assets                                                   895,556,590
                                                                  ----------------
LIABILITIES
Payable for investments purchased                                     16,157,690
Payable for Fund shares reacquired                                     1,739,227
Distribution fee payable                                                 482,490
Management fee payable                                                   433,322
Accrued expenses and other liabilities                                   247,100
                                                                  ----------------
      Total liabilities                                               19,059,829
                                                                  ----------------
NET ASSETS                                                          $876,496,761
                                                                  ----------------
                                                                  ----------------
Net assets were comprised of:
   Common stock, at par                                             $     34,731
   Paid-in capital in excess of par                                  701,237,559
                                                                  ----------------
                                                                     701,272,290
   Accumulated net realized gain on investments                       96,371,539
   Net unrealized appreciation/depreciation on investments            78,852,932
                                                                  ----------------
Net assets, October 31, 2000                                        $876,496,761
                                                                  ----------------
                                                                  ----------------

    14                                     See Notes to Financial Statements

       Prudential U.S. Emerging Growth Fund, Inc.
             Statement of Assets and Liabilities Cont'd.

                                                                  October 31, 2000
----------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($291,799,849 / 11,356,409 shares of common stock issued
      and outstanding)                                                    $25.69
   Maximum sales charge (5% of offering price)                              1.35
                                                                  ----------------
   Maximum offering price to public                                       $27.04
                                                                  ----------------
                                                                  ----------------
Class B:
   Net asset value, offering price and redemption price per
      share
      ($424,814,942 / 17,074,395 shares of common stock issued
      and outstanding)                                                    $24.88
                                                                  ----------------
                                                                  ----------------
Class C:
   Net asset value and redemption price per share
      ($83,274,770 / 3,347,018 shares of common stock issued
      and outstanding)                                                    $24.88
   Sales charge (1% of offering price)                                       .25
                                                                  ----------------
   Offering price to public                                               $25.13
                                                                  ----------------
                                                                  ----------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($76,607,200 / 2,952,784 shares of common stock
      issued and outstanding)                                             $25.94
                                                                  ----------------
                                                                  ----------------

    See Notes to Financial Statements                                     15

       Prudential U.S. Emerging Growth Fund, Inc.
             Statement of Operations

                                                                        Year
                                                                       Ended
                                                                  October 31, 2000
----------------------------------------------------------------------------------------
NET INVESTMENT LOSS
Income
   Interest                                                         $  1,993,069
   Dividends (net of foreign withholding taxes of $5,552)                242,812
                                                                  ----------------
      Total income                                                     2,235,881
                                                                  ----------------
Expenses
   Management fee                                                      4,309,669
   Distribution fee--Class A                                             544,280
   Distribution fee--Class B                                           3,822,454
   Distribution fee--Class C                                             655,655
   Transfer agent's fees and expenses                                    977,000
   Registration fees                                                     145,000
   Reports to shareholders                                               145,000
   Custodian's fees and expenses                                         120,000
   Legal fees and expenses                                                45,000
   Amortization of deferred organizational costs                          24,460
   Audit fees                                                             20,000
   Directors' fees and expenses                                           15,000
   Miscellaneous                                                          12,022
                                                                  ----------------
      Total expenses                                                  10,835,540
                                                                  ----------------
Net investment loss                                                   (8,599,659)
                                                                  ----------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investment transactions                         127,986,985
Net change in unrealized appreciation/depreciation on
   investments                                                           643,815
                                                                  ----------------
Net gain on investments                                              128,630,800
                                                                  ----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $120,031,141
                                                                  ----------------
                                                                  ----------------

    16                                     See Notes to Financial Statements

       Prudential U.S. Emerging Growth Fund, Inc.
             Statement of Changes in Net Assets

                                                       Year                Year
                                                      Ended               Ended
                                                 October 31, 2000    October 31, 1999
-------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
Operations
   Net investment loss                            $   (8,599,659)      $ (2,636,144)
   Net realized gain on investments                  127,986,985         30,331,339
   Net change in unrealized
      appreciation/depreciation on investments           643,815         62,358,936
                                                 ----------------    ----------------
   Net increase in net assets resulting from
      operations                                     120,031,141         90,054,131
                                                 ----------------    ----------------
   Distributions from net realized gains (Note
      1)
      Class A                                         (7,442,557)          (871,485)
      Class B                                        (16,826,102)        (2,298,027)
      Class C                                         (2,229,103)          (187,922)
      Class Z                                         (1,745,526)           (67,704)
                                                 ----------------    ----------------
                                                     (28,243,288)        (3,425,138)
                                                 ----------------    ----------------
Fund share transactions (net of share
   conversion)
   (Note 6)
   Net proceeds from shares sold                     881,684,622        182,256,028
   Net asset value of shares issued in
      reinvestment of distributions                   27,019,148          3,294,708
   Cost of shares reacquired                        (437,151,603)       (83,825,537)
                                                 ----------------    ----------------
   Net increase in net assets from Fund share
      transactions                                   471,552,167        101,725,199
                                                 ----------------    ----------------
Total increase                                       563,340,020        188,354,192
NET ASSETS
Beginning of year                                    313,156,741        124,802,549
                                                 ----------------    ----------------
End of year                                       $  876,496,761       $313,156,741
                                                 ----------------    ----------------
                                                 ----------------    ----------------

    See Notes to Financial Statements                                     17

       Prudential U.S. Emerging Growth Fund, Inc.
             Notes to Financial Statements

      Prudential U.S. Emerging Growth Fund, Inc. (the 'Fund'), formerly known as Prudential Emerging Growth Fund, Inc., is registered under the Investment Company Act of 1940 as a diversified, open-end, management investment company. The Fund was incorporated in Maryland on August 23, 1996. The Fund issued 2,500 shares each of Class A, Class B, Class C and Class Z common stock for $100,000 on October 21, 1996 to Prudential Investments Fund Management LLC ('PIFM'). Investment operations commenced on December 31, 1996.

      The Fund's investment objective is to achieve long-term capital appreciation. It invests primarily in equity securities of small and medium-sized U.S. companies, which will generally have a market capitalization less than the largest capitalization of the Standard & Poor's Mid-Cap 400 Stock Index, with the potential for above-average growth.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

      Securities Valuation:    Securities listed on a securities exchange (other
than options on stock and stock indices) are valued at the last sales price on the day of valuation, or, if there was no sale on such day, at the mean between the last bid and asked prices on such day, or at the last bid price on such day in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued by more than one principal market maker or independent pricing agent. Securities for which reliable market quotations are not available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that does not represent fair value are valued in accordance with procedures adopted by the Board of Directors of the Fund.

      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

      Repurchase agreements:    In connection with transactions in repurchase
agreements, it is the Fund's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults, and the value of the collateral declines, or if bankruptcy proceedings are commenced with
    18

       Prudential U.S. Emerging Growth Fund, Inc.
             Notes to Financial Statements Cont'd.

respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      All securities are valued as of 4:15 p.m., New York time.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Net investment income (loss), other than distribution fees, and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Dividends and Distributions:    Dividends from net investment income are
declared and paid annually. The Fund will distribute at least annually net capital gains in excess of loss carryforwards, if any. Dividends and distributions are recorded on the ex-dividend date.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      Reclassification of Capital Accounts:    The Fund accounts and reports for
distributions to shareholders in accordance with the American Institute of Certified Public Accountants Statement of Position 92-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to decrease net investment loss by $8,599,659, decrease accumulated net realized gain on investments by $29,828,890, and increase paid-in capital by $21,229,231, due to the Fund experiencing net operating losses and redemptions utilized as distributions for federal income tax purposes during the fiscal year ended October 31, 2000. Net investment income, paid-in capital and net assets were not affected by this change.

      Taxes:    It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

      Deferred Organization Expenses:    Approximately $122,000 of expenses were
incurred in connection with the organization of the Fund. These costs have been
                                                                          19

       Prudential U.S. Emerging Growth Fund, Inc.
             Notes to Financial Statements Cont'd.

deferred and are being amortized ratably over a period of sixty months from the date the Fund commenced investment operations.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. Pursuant to a subadvisory agreement between PIFM and The Prudential Investment Corporation ('PIC'), PIC furnished investment advisory services in connection with the management of the Fund from November 1, 1999 through August 23, 2000. Effective August 24, 2000, the Board of Directors terminated the subadvisory agreement with PIC, and PIFM entered into a subadvisory agreement with Jennison Associates LLC ('Jennison'), pursuant to which Jennison is paid under the same terms as PIC was paid by PIFM. PIFM paid for the services of PIC and Jennison, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid to PIFM is computed daily and payable monthly, at an annual rate of .60 of 1% of the Fund's average daily net assets up to $1 billion and .55 of 1% of the average daily net assets in excess of $1 billion. Prior to May 24, 2000, the management fee paid to PIFM was computed daily and payable monthly, at an annual rate of .60 of 1% of the Fund's average daily net assets.

      Prior to January 1, 2000, PIC was reimbursed by PIFM for reasonable costs and expenses incurred in furnishing investment advisory services. From January 1, through August 23, 2000, the subadvisory fee paid to PIC, and from August 24 through October 31, 2000, the subadvisory fee paid to Jennison, by PIFM, was computed daily and payable monthly at an annual rate of .30 of 1% of the Fund's average daily net assets up to $1 billion and .261 of 1% of the average daily net assets in excess of $1 billion. The change in subadvisory fee structure has no impact on the management fee charged to the Fund or its shareholders.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor for the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the
    20

       Prudential U.S. Emerging Growth Fund, Inc.
             Notes to Financial Statements Cont'd.

average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were charged at an annual rate of .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended October 31, 2000.

      PIMS has advised the Fund that it received approximately $1,094,200 and $476,900 in front-end sales charges resulting from sales of Class A shares and Class C shares, respectively, during the year ended October 31, 2000. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Fund that for the year ended October 31, 2000, it received approximately $586,300 and $43,500 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

      PIFM, PIC, PIMS and Jennison are wholly owned subsidiaries of The Prudential Insurance Company of America ('Prudential').

      The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any such borrowings will be at market rates. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions. The Funds pay a commitment fee of .080 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 9, 2001. Prior to March 9, 2000, the commitment fee was .065 of 1% of the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to the SCA during the year ended October 31, 2000.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended October 31, 2000, the Fund incurred fees of approximately $838,800 for the services of PMFS. As of October 31, 2000, approximately $90,300 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to nonaffiliates.

      For the year ended October 31, 2000, Prudential Securities Incorporated, which is an indirect, wholly owned subsidiary of Prudential, earned approximately $211,200 in brokerage commissions from portfolio transactions executed on behalf of the Fund.
                                                                          21

       Prudential U.S. Emerging Growth Fund, Inc.
             Notes to Financial Statements Cont'd.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the year ended October 31, 2000 were $2,769,635,862 and $2,376,560,296, respectively.

      The cost basis of investments for federal income tax purposes at October 31, 2000 was $798,087,356 and, accordingly, net unrealized appreciation of investments for federal income tax purposes was $66,561,129 (gross unrealized appreciation --$107,685,442; gross unrealized depreciation--$41,124,313).

Note 5. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or Federal agency obligations. As of October 31, 2000, the Fund had a 6.6% undivided interest in the repurchase agreements in the joint account. The undivided interest for the Fund represented $43,287,000 in principal amount. As of such date, each repurchase agreement in the joint account and the value of the collateral therefore were as follows:

      ABN AMRO, Inc., 6.56%, in the principal amount of $150,000,000, repurchase price $150,027,333, due 11/1/00. The value of the collateral including accrued interest was $153,000,176.

      Bear, Stearns & Co. Inc., 6.56%, in the principal amount of $175,000,000, repurchase price $175,031,889, due 11/1/00. The value of the collateral including accrued interest was $184,628,570.

      Chase Securities Inc., 6.56%, in the principal amount of $115,000,000, repurchase price $115,020,956, due 11/1/00. The value of the collateral including accrued interest was $117,304,831.

      Merrill Lynch, Pierce, Fenner & Smith, Inc., 6.375%, in the principal amount of $43,782,000, repurchase price $43,789,753, due 11/1/00. The value of the collateral including accrued interest was $44,659,885.

      UBS Warburg, Inc., 6.56%, in the principal amount of $175,000,000, repurchase price $175,031,889, due 11/1/00. The value of the collateral including accrued interest was $178,501,724.

Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time
    22

       Prudential U.S. Emerging Growth Fund, Inc.
             Notes to Financial Statements Cont'd.

the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      There are 2 billion shares of $.001 par value common stock authorized divided into four classes, designated Class A, Class B, Class C and Class Z, which consists of 1 billion, 500 million, 300 million and 200 million authorized shares, respectively.

      Transactions in shares of common stock were as follows:

Class A                                                       Shares          Amount
----------------------------------------------------------  -----------    -------------
Year ended October 31, 2000:
Shares sold                                                  18,021,106    $ 473,670,408
Shares issued in reinvestment of distributions                  337,254        7,120,860
Shares reacquired                                           (12,579,993)    (328,357,959)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                  5,778,367      152,433,309
Shares issued upon conversion from Class B                    1,111,429       31,498,175
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                 6,889,796    $ 183,931,484
                                                            -----------    -------------
                                                            -----------    -------------
Year ended October 31, 1999:
Shares sold                                                   4,765,399    $  81,090,986
Shares issued in reinvestment of distributions                   67,007          844,294
Shares reacquired                                            (3,244,391)     (55,188,028)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                  1,588,015       26,747,252
Shares issued upon conversion from Class B                      198,946        3,220,362
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                 1,786,961    $  29,967,614
                                                            -----------    -------------
                                                            -----------    -------------

                                                                          23

       Prudential U.S. Emerging Growth Fund, Inc.
             Notes to Financial Statements Cont'd.

Class B                                                       Shares          Amount
----------------------------------------------------------  -----------    -------------
Year ended October 31, 2000:
Shares sold                                                  10,338,639    $ 267,311,408
Shares issued in reinvestment of distributions                  782,642       16,109,133
Shares reacquired                                            (2,780,498)     (70,304,915)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                  8,340,783      213,115,626
Shares reacquired upon conversion into Class A               (1,144,343)     (31,498,175)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                 7,196,440    $ 181,617,451
                                                            -----------    -------------
                                                            -----------    -------------
Year ended October 31, 1999:
Shares sold                                                   4,299,581    $  70,231,079
Shares issued in reinvestment of distributions                  177,561        2,201,763
Shares reacquired                                            (1,444,215)     (22,492,386)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                  3,032,927       49,940,456
Shares reacquired upon conversion into Class A                 (202,843)      (3,220,362)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                 2,830,084    $  46,720,094
                                                            -----------    -------------
                                                            -----------    -------------
Class C
Year ended October 31, 2000:
Shares sold                                                   2,535,417    $  65,495,924
Shares issued in reinvestment of distributions                  106,238        2,186,792
Shares reacquired                                              (553,865)     (13,910,800)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                 2,087,790    $  53,771,916
                                                            -----------    -------------
                                                            -----------    -------------
Year ended October 31, 1999:
Shares sold                                                     861,899    $  14,471,091
Shares issued in reinvestment of distributions                   14,915          184,941
Shares reacquired                                              (189,985)      (3,042,506)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                   686,829    $  11,613,526
                                                            -----------    -------------
                                                            -----------    -------------
Class Z
----------------------------------------------------------
Year ended October 31, 2000:
Shares sold                                                   2,837,518    $  75,206,882
Shares issued in reinvestment of distributions                   75,388        1,602,363
Shares reacquired                                              (947,081)     (24,577,929)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                 1,965,825    $  52,231,316
                                                            -----------    -------------
                                                            -----------    -------------
Year ended October 31, 1999:
Shares sold                                                     967,643    $  16,462,871
Shares issued in reinvestment of distributions                    5,036           63,710
Shares reacquired                                              (188,018)      (3,102,616)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                   784,661    $  13,423,965
                                                            -----------    -------------
                                                            -----------    -------------

       Prudential U.S. Emerging Growth Fund, Inc.
             Financial Highlights

                                                           Class A
                                     ---------------------------------------------------
                                                                            December 31,
                                                                              1996(a)
                                           Year Ended October 31,             Through
                                     ----------------------------------     October 31,
                                      2000(d)       1999(d)      1998           1997
----------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
period                                $  19.16      $ 12.01     $ 11.92       $  10.00
                                     ----------     -------     -------     ------------
Income from investment
operations
Net investment loss                       (.20)        (.13)       (.11)          (.08)
Net realized and unrealized gain
   on investment transactions             8.37         7.61         .41           2.00
                                     ----------     -------     -------     ------------
   Total from investment
      operations                          8.17         7.48         .30           1.92
                                     ----------     -------     -------     ------------
Less distributions
Distributions from net realized
gains...........................         (1.64)        (.33)       (.21)            --
                                     ----------     -------     -------     ------------
Net asset value, end of period        $  25.69      $ 19.16     $ 12.01       $  11.92
                                     ----------     -------     -------     ------------
                                     ----------     -------     -------     ------------
TOTAL RETURN(c):                         44.52%       63.65%       2.63%         19.20%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)       $291,800      $85,595     $32,183       $ 33,124
Average net assets (000)              $217,712      $52,984     $33,831       $ 28,141
Ratios to average net assets:
   Expenses, including
      distribution and service
      (12b-1) fees(e)                     1.06%        1.22%       1.25%          1.46%(b)
   Expenses, excluding
      distribution and service
      (12b-1) fees                         .81%         .97%       1.00%          1.21%(b)
   Net investment loss                    (.75)%       (.80)%      (.88)%         (.92)%(b)
For Class A, B, C and Z shares:
   Portfolio turnover rate                 347%         153%        177%           107%

------------------------------
(a) Commencement of investment operations.
(b) Annualized.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(d) Based on average shares outstanding during the period.
(e) The distributor of the Fund agreed to limit its distribution fees to .25 of 1% of the average daily net assets of the Class A shares.
    See Notes to Financial Statements                                     25

       Prudential U.S. Emerging Growth Fund, Inc.
             Financial Highlights Cont'd.

                                                           Class B
                                     ----------------------------------------------------
                                                                             December 31,
                                                                               1996(a)
                                           Year Ended October 31,              Through
                                     -----------------------------------     October 31,
                                      2000(d)       1999(d)       1998           1997
-----------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
period                                $  18.72      $  11.83     $ 11.85       $  10.00
                                     ----------     --------     -------     ------------
Income from investment
operations
Net investment loss                       (.38)         (.24)       (.20)          (.14)
Net realized and unrealized gain
   on investment transactions             8.18          7.46         .39           1.99
                                     ----------     --------     -------     ------------
   Total from investment
      operations                          7.80          7.22         .19           1.85
                                     ----------     --------     -------     ------------
Less distributions
Distributions from net realized
gains                                    (1.64)         (.33)       (.21)            --
                                     ----------     --------     -------     ------------
Net asset value, end of period        $  24.88      $  18.72     $ 11.83       $  11.85
                                     ----------     --------     -------     ------------
                                     ----------     --------     -------     ------------
TOTAL RETURN(c):                         43.52%        62.39%       1.71%         18.50%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)       $424,815      $184,955     $83,407       $ 82,070
Average net assets (000)              $382,245      $127,249     $86,713       $ 67,420
Ratios to average net assets:
   Expenses, including
      distribution and service
      (12b-1) fees                        1.81%         1.97%       2.00%          2.21%(b)
   Expenses, excluding
      distribution and service
      (12b-1) fees                         .81%          .97%       1.00%          1.21%(b)
   Net investment loss                   (1.49)%       (1.55)%     (1.63)%        (1.67)%(b)

------------------------------
(a) Commencement of investment operations.
(b) Annualized.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(d) Based on average shares outstanding during the period.
    26                                     See Notes to Financial Statements

       Prudential U.S. Emerging Growth Fund, Inc.
             Financial Highlights Cont'd.

                                                           Class C
                                     ---------------------------------------------------
                                                                            December 31,
                                                                              1996(a)
                                           Year Ended October 31,             Through
                                     ----------------------------------     October 31,
                                      2000(d)       1999(d)      1998           1997
----------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
period                                $  18.72      $ 11.83     $11.85         $10.00
                                     ----------     -------     -------     ------------
Income from investment
operations
Net investment loss                       (.38)        (.24)      (.20 )         (.14)
Net realized and unrealized gain
   on investment transactions             8.18         7.46        .39           1.99
                                     ----------     -------     -------     ------------
   Total from investment
      operations                          7.80         7.22        .19           1.85
                                     ----------     -------     -------     ------------
Less distributions
Distributions from net realized
gains on investment transactions         (1.64)        (.33)      (.21 )           --
                                     ----------     -------     -------     ------------
Net asset value, end of period        $  24.88      $ 18.72     $11.83         $11.85
                                     ----------     -------     -------     ------------
                                     ----------     -------     -------     ------------
TOTAL RETURN(c):                         43.52%       62.39%      1.71 %        18.50%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)       $ 83,275      $23,578     $6,774         $6,477
Average net assets (000)              $ 65,566      $12,380     $6,949         $5,526
Ratios to average net assets:
   Expenses, including
      distribution and service
      (12b-1) fees                        1.81%        1.97%      2.00 %         2.21%(b)
   Expenses, excluding
      distribution and service
      (12b-1) fees                         .81%         .97%      1.00 %         1.21%(b)
   Net investment loss                   (1.50)%      (1.56)%    (1.63 )%       (1.69)%(b)

------------------------------
(a) Commencement of investment operations.
(b) Annualized.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(d) Based on average shares outstanding during the period.
    See Notes to Financial Statements                                     27

       Prudential U.S. Emerging Growth Fund, Inc.
             Financial Highlights Cont'd.

                                                           Class Z
                                     ---------------------------------------------------
                                                                            December 31,
                                                                              1996(a)
                                           Year Ended October 31,             Through
                                     ----------------------------------     October 31,
                                      2000(d)       1999(d)      1998           1997
----------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
period                                $  19.28      $ 12.06     $11.93         $10.00
                                     ----------     -------     -------     ------------
Income from investment
operations
Net investment loss                       (.13)        (.09)      (.04 )         (.03)
Net realized and unrealized gain
   on investment transactions             8.43         7.64        .38           1.96
                                     ----------     -------     -------     ------------
   Total from investment
      operations                          8.30         7.55        .34           1.93
                                     ----------     -------     -------     ------------
Less distributions
Distributions from net realized
   gains on investment
   transactions                          (1.64)        (.33)      (.21 )           --
                                     ----------     -------     -------     ------------
Net asset value, end of period        $  25.94      $ 19.28     $12.06         $11.93
                                     ----------     -------     -------     ------------
                                     ----------     -------     -------     ------------
TOTAL RETURN(c):                         44.95%       63.97%      2.97 %        19.30%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)       $ 76,607      $19,029     $2,439         $  561
Average net assets (000)              $ 52,755      $ 7,796     $1,283         $  261
Ratios to average net assets:
   Expenses, including
      distribution and service
      (12b-1) fees                         .81%         .97%      1.00 %         1.21%(b)
   Expenses, excluding
      distribution and service
      (12b-1) fees                         .81%         .97%      1.00 %         1.21%(b)
   Net investment loss                    (.51)%       (.56)%     (.63 )%        (.73)%(b)

------------------------------
(a) Commencement of investment operations.
(b) Annualized.
(c) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(d) Based on average shares outstanding during the period.
    28                                     See Notes to Financial Statements

       Prudential U.S. Emerging Growth Fund, Inc.
             Report of Independent Accountants

To the Shareholders and Board of Directors of Prudential U.S. Emerging Growth Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential U.S. Emerging Growth Fund, Inc. (the 'Fund'), formerly Prudential Emerging Growth Fund, Inc., at October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
December 15, 2000
                                                                          29

       Prudential U.S. Emerging Growth Fund, Inc.
             Federal Income Tax Information (Unaudited)

      We are required by the Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end (October 31, 2000) as to the federal tax status of distributions paid by the Fund during such fiscal period. Accordingly, we are advising you that in the fiscal year ended October 31, 2000, the Fund paid distributions of 1.073 per Class A, B, C, and Z shares from net realized short-term capital gain distribution, which is taxable as ordinary income. In addition the Fund paid to Class A, B, C, and Z shares a net realized long-term capital gains distribution of $0.562, which is taxable as such. The Fund utilized redemptions as distributions in the amount of $0.018 and $0.593 of short-term capital gains and long-term capital gains, respectively for each class of shares.

      We also wish to advise you that 1.52% of the dividends paid from ordinary income in the fiscal year ended October 31, 2000 qualified for the corporate dividends received deduction available to corporate tax payers.

      In January 2001, you will be advised on IRS Form 1099 DIV or substitute 1099 as to the federal tax status of the dividends and distributions received by you in calendar year 2000. The amount that will be reported on such Form 1099 DIV or substitute will be the amounts to use on your 2000 federal income tax return and probably will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2000.
    30

Prudential U.S. Emerging Growth Fund, Inc.
Getting the Most from Your Prudential Mutual Fund

When you invest through Prudential Mutual Funds, you receive financial advice from a Prudential
Securities Financial Advisor or Pruco Securities registered representative. Your financial professional can provide you with the following services:

There's No Reward Without Risk; but Is This Risk
Worth It?

Your financial professional can help you match the reward you seek with the risk you can tolerate.
Risk can be difficult to gauge--sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction. There are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets, and who knows you!

Keeping Up With the Joneses
A financial professional can help you wade through the numerous available mutual funds to find the ones that fit your individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals--not at you personally. Your financial professional will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance--not just based on the current investment fad.

Buy Low, Sell High
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial professional can answer questions when you're confused or worried about your investment, and should remind you that you're investing for the long haul.

Prudential U.S. Emerging Growth Fund, Inc.
Prudential Mutual Funds

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial professional or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.

STOCK FUNDS
Large Capitalization Stock Funds
Prudential 20/20 Focus Fund
Prudential Equity Fund, Inc.
Prudential Stock Index Fund
Prudential Tax-Managed Funds
    Prudential Tax-Managed Equity Fund
Strategic Partners Focused Growth Fund
Target Funds
    Large Capitalization Growth Fund
    Large Capitalization Value Fund
The Prudential Investment Portfolios, Inc.
    Prudential Jennison Growth Fund
Prudential Value Fund

Small- to Mid-Capitalization Stock Funds
Nicholas-Applegate Fund, Inc.
    Nicholas-Applegate Growth Equity Fund
Prudential Small Company Fund, Inc.
Prudential Tax-Managed Small-Cap Fund, Inc.
Prudential U.S. Emerging Growth Fund, Inc.
Target Funds
Small Capitalization Growth Fund
Small Capitalization Value Fund
The Prudential Investment Portfolios, Inc.
    Prudential Jennison Equity Opportunity Fund

Sector Stock Funds
Prudential Natural Resources Fund, Inc.
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
    Prudential Financial Services Fund
    Prudential Health Sciences Fund
    Prudential Technology Fund
    Prudential Utility Fund

Global/International Stock Funds
Global Utility Fund, Inc.
Prudential Europe Growth Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
    Prudential Global Growth Fund
    Prudential International Value Fund
    Prudential Jennison International Growth Fund
Target Funds
    International Equity Fund

BALANCED/ALLOCATION FUNDS
Prudential Diversified Funds
    Conservative Growth Fund
    Moderate Growth Fund
    High Growth Fund
The Prudential Investment Portfolios, Inc.
    Prudential Active Balanced Fund
www.prudential.com      (800) 225-1852

BOND FUNDS
Taxable Bond Funds
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
    Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Short-Term Corporate Bond Fund, Inc.
    Income Portfolio
Prudential Total Return Bond Fund, Inc.
Target Funds
    Total Return Bond Fund

Tax-Free Bond Funds
Prudential California Municipal Fund
    California Series
    California Income Series
Prudential Municipal Bond Fund
    High Income Series
    Insured Series
Prudential Municipal Series Fund
    Florida Series
    New Jersey Series
    New York Series
    Pennsylvania Series
Prudential National Municipals Fund, Inc.

Global/International Bond Funds
Prudential Global Total Return Fund, Inc.
Prudential International Bond Fund, Inc.

MONEY MARKET FUNDS
Taxable Money Market Funds
Cash Accumulation Trust
    Liquid Assets Fund
    National Money Market Fund
Prudential Government Securities Trust
    Money Market Series
    U.S. Treasury Money Market Series
Prudential Institutional Liquidity Portfolio, Inc.
    Institutional Money Market Series
Prudential MoneyMart Assets, Inc.
Prudential Special Money Market Fund, Inc.
    Money Market Series

Tax-Free Money Market Funds
Prudential California Municipal Fund
    California Money Market Series
Prudential Municipal Series Fund
    Connecticut Money Market Series
    Massachusetts Money Market Series
    New Jersey Money Market Series
    New York Money Market Series
Prudential Tax-Free Money Fund, Inc.

Other Money Market Funds
Command Government Fund
Command Money Fund
Command Tax-Free Fund

Prudential U.S. Emerging Growth Fund, Inc.

Class A     Growth of a $10,000 Investment
(GRAPH)

Average Annual Total Returns as of 10/31/00
                           One Year    Since Inception
With Sales Charge           37.30%          30.19%
Without Sales Charge        44.52%          31.94%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class.
The graph compares a $10,000 investment in Prudential U.S. Emerging Growth Fund, Inc. (Class A shares) with a similar investment in the S&P Mid-
Cap 400 Index by portraying the initial account value at the commencement of operations of Class A shares, and the account value at the end of the current fiscal year (October 31, 2000), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and
(c) all dividends and distributions were reinvested.

The S&P Mid-Cap 400 Index is an unmanaged index of 400 domestic stocks chosen for market size, liquidity, and industry group representation, giving a broad look at how mid-cap stock prices have performed. The Index total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Fund. The Index is not the only one that may be used to characterize performance of stock funds.
Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

www.prudential.com          (800) 225-1852

Class B     Growth of a $10,000 Investment
(GRAPH)

Average Annual Total Returns as of 10/31/00
                        One Year    Since Inception
With Sales Charge        38.52%         30.68%
Without Sales Charge     43.52%         30.92%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class. The graph compares a $10,000 investment in the Prudential
U.S. Emerging Growth Fund, Inc. (Class B shares) with a similar investment in the S&P Mid-Cap 400
Index by portraying the initial account value at the commencement of operations of Class B shares, and the account value at the end of the current fiscal year (October 31, 2000), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B shares, assuming full redemption on October 31, 2000; (b) all recurring fees (including management fees) were deducted; and
(c) all dividends and distributions were reinvested. Class B shares will automatically convert to Class A shares, on a quarterly basis, beginning approximately seven years after purchase.
This conversion feature is not reflected in the graph.

The S&P Mid-Cap 400 Index is an unmanaged index of 400 domestic stocks chosen for market size, liquidity, and industry group representation, giving a broad look at how mid-cap stock prices have performed. The Index total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Fund. The Index is not the only one that may be used to characterize performance of stock funds.
Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

Prudential U.S. Emerging Growth Fund, Inc.

Class C     Growth of a $10,000 Investment
(GRAPH)

Average Annual Total Returns as of 10/31/00
                       One Year    Since Inception
With Sales Charge       41.09%         30.58%
Without Sales Charge    43.52%         30.92%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class.
The graph compares a $10,000 investment in the Prudential U.S. Emerging Growth Fund, Inc. (Class C shares) with a similar investment in the S&P Mid-
Cap 400 Index by portraying the initial account value at the commencement of operations of Class C shares, and the account value at the end of the current fiscal year (October 31, 2000), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class C shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class
C shares, assuming full redemption on October 31, 2000; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested.

The S&P Mid-Cap 400 Index is an unmanaged index of 400 domestic stocks chosen for market size, liquidity, and industry group representation, giving a broad look at how mid-cap stock prices have performed. The Index total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Fund. The Index is not the only one that may be used to characterize performance of stock funds.
Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

www.prudential.com             (800) 225-1852

Class Z     Growth of a $10,000 Investment
(GRAPH)

Average Annual Total Returns as of 10/31/00
                       One Year    Since Inception
With Sales Charge       44.95%         32.25%
Without Sales Charge    44.95%         32.25%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class.
The graph compares a $10,000 investment in the Prudential U.S. Emerging Growth Fund, Inc. (Class Z shares) with a similar investment in the S&P Mid-
Cap 400 Index by portraying the initial account value at the commencement of operations of Class Z shares, and the account value at the end of the current fiscal year (October 31, 2000), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

The S&P Mid-Cap 400 Index is an unmanaged index of 400 domestic stocks chosen for market size, liquidity, and industry group representation, giving a broad look at how mid-cap stock prices have performed. The Index total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Fund. The Index is not the only one that may be used to characterize performance of stock funds.
Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

For More Information

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit Prudential's website at:
http://www.prudential.com

Directors
Saul K. Fenster
Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
W.Scott McDonald, Jr.
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Judy A. Rice
Robin B. Smith
Louis A. Weil, III
Clay T. Whitehead

Officers
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Marguerite E.H. Morrison, Secretary
William V. Healey, Assistant Secretary
Jonathan D. Shain, Assistant Secretary

Manager
Prudential Investments
   Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
Jennison Associates LLC
466 Lexington Avenue
New York, NY 10017

Distributor
Prudential Investment
   Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street
Chicago, IL 60610-4795

Fund Symbols    NASDAQ     CUSIP
     Class A    PEEAX    74438N106
     Class B    PEEBX    74438N205
     Class C    PEGCX    74438N304
     Class Z    PEGZX    74438N403

MF173E

(ICON) Printed on Recycled Paper